Exhibit 99.2

FOR USE BY COMMON STOCKHOLDERS

DARA BIOSCIENCES, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD

JANUARY 28, 2008

The undersigned hereby appoints Richard A. Franco, Sr., John C. Thomas, Jr. and John Didsbury and each or any of them, with full power of substitution, with all the powers which the undersigned would possess if personally present, to vote as designated below, all shares of the common stock, $0.001 par value per share, of the undersigned of DARA BioSciences, Inc. (the “Company) at a Special Meeting of Stockholders to be held at 10:00 a.m., local time, on January 28, 2008, at 4505 Falls of Neuse Road, Raleigh, North Carolina 27609, and any adjournments thereof.

This proxy, when executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the proposals referred to below. The Board of Directors recommends voting FOR the proposals.

1.	Proposal to approve the Agreement and Plan of Merger, dated October 9, 2007, as amended December 14, 2007, by and among Point Therapeutics, Inc., a Delaware corporation (“Point”), DP Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Point (“Merger Sub”), and the Company and the merger of Merger Sub with and into the Company.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

2.	Proposal to grant discretionary authority to the Company’s Board of Directors to adjourn or postpone the special meeting to a later date, if necessary, to solicit additional proxies if there are not sufficient votes in favor of proposal number 1.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

Receipt of Notice of Special Meeting and accompanying Proxy Statement is hereby acknowledged. Any proxy heretofore given to vote said shares is hereby revoked.

Please date, sign exactly as printed and return promptly in the enclosed postage-paid envelope to the Company’s counsel at the offices of Kennedy Covington Lobdell & Hickman, L.L.P.

Date:                                                                                 , 2008

(When signing as attorney, executor, administrator, trustee, guardian, etc. give title as such. If a joint account, each joint owner should sign personally.)

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS.

FOR USE BY SERIES A CONVERTIBLE PREFERRED STOCKHOLDERS

DARA BIOSCIENCES, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD

JANUARY 28, 2008

The undersigned hereby appoints Richard A. Franco, Sr. and Lynn Morris and each or either of them, with full power of substitution, with all the powers which the undersigned would possess if personally present, to vote as designated below, all shares of the Series A Convertible Preferred Stock, par value $0.001 per share, of the undersigned of DARA BioSciences, Inc. (the “Company) at a Special Meeting of Stockholders to be held at 10:00 a.m., local time, on January 28, 2008, at 4505 Falls of Neuse Road, Raleigh, North Carolina 27609, and any adjournments thereof.

This proxy, when executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the proposals referred to below. The Board of Directors recommends voting FOR the proposals.

1.	Proposal to approve the Agreement and Plan of Merger, dated October 9, 2007, as amended December 14, 2007, by and among Point Therapeutics, Inc., a Delaware corporation (“Point”), DP Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Point (“Merger Sub”), and the Company and the merger of Merger Sub with and into the Company.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

2.	Proposal to grant discretionary authority to the Company’s Board of Directors to adjourn or postpone the special meeting to a later date, if necessary, to solicit additional proxies if there are not sufficient votes in favor of proposal number 1.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

Receipt of Notice of Special Meeting and accompanying Proxy Statement is hereby acknowledged. Any proxy heretofore given to vote said shares is hereby revoked.

Please date, sign exactly as printed and return promptly in the enclosed postage-paid envelope to the Company’s counsel at the offices of Kennedy Covington Lobdell & Hickman, L.L.P.

Date:                                                                                 , 2008

(When signing as attorney, executor, administrator, trustee, guardian, etc. give title as such. If a joint account, each joint owner should sign personally.)

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS.

FOR USE BY SERIES B CONVERTIBLE PREFERRED STOCKHOLDERS

DARA BIOSCIENCES, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD

JANUARY 28, 2008

The undersigned hereby appoints Richard A. Franco, Sr. and Lynn Morris and each or either of them, with full power of substitution, with all the powers which the undersigned would possess if personally present, to vote as designated below, all shares of the Series B Convertible Preferred Stock, par value $0.001 per share, of the undersigned of DARA BioSciences, Inc. (the “Company) at a Special Meeting of Stockholders to be held at 10:00 a.m., local time, on January 28, 2008, at 4505 Falls of Neuse Road, Raleigh, North Carolina 27609, and any adjournments thereof.

This proxy, when executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the proposals referred to below. The Board of Directors recommends voting FOR the proposals.

1.	Proposal to approve the Agreement and Plan of Merger, dated October 9, 2007, as amended December 14, 2007, by and among Point Therapeutics, Inc., a Delaware corporation (“Point”), DP Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Point (“Merger Sub”), and the Company and the merger of Merger Sub with and into the Company.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

2.	Proposal to grant discretionary authority to the Company’s Board of Directors to adjourn or postpone the special meeting to a later date, if necessary, to solicit additional proxies if there are not sufficient votes in favor of proposal number 1.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

Receipt of Notice of Special Meeting and accompanying Proxy Statement is hereby acknowledged. Any proxy heretofore given to vote said shares is hereby revoked.

Please date, sign exactly as printed and return promptly in the enclosed postage-paid envelope to the Company’s counsel at the offices of Kennedy Covington Lobdell & Hickman, L.L.P.

Date:                                                                                 , 2008

(When signing as attorney, executor, administrator, trustee, guardian, etc. give title as such. If a joint account, each joint owner should sign personally.)

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS.